UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	June 6, 2016

Marsh & McLennan Companies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-5998	36-2668272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1166 Avenue of the Americas, New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	212 345-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¢	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¢	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¢	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¢	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Maria Silvia Bastos Marques, a member of the Board of Directors (the “Board”) of Marsh & McLennan Companies, Inc. (the "Company") since 2015, resigned from the Board effective June 6, 2016. Ms. Marques’ resignation comes following her appointment by Brazil’s interim President Michel Temer as the President of Brazil’s state-owned development bank, Banco Nacional de Desenvolvimento Economico e Social, known as BNDES.
A copy of the related press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The Company is disclosing this information in accordance with Item 5.02(b) of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSH & McLENNAN COMPANIES, INC.
By:	/s/ Carey Roberts
Name:	Carey Roberts
Title:	Deputy General Counsel, Chief Compliance Officer & Corporate Secretary

Date:    June 8, 2016

EXHIBIT INDEX

Exhibit No.           Exhibit

99.1	Press release issued by Marsh & McLennan Companies, Inc. on June 8, 2016.

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